Statement of Additional Information (SAI) Supplement

American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2014)

American Century Government Income Trust (SAI dated August 1, 2014)

American Century International Bond Funds (SAI dated July 24, 2014)

American Century Investment Trust (SAI dated July 28, 2014)

American Century Municipal Trust (SAI dated October 1, 2013)

American Century Quantitative Equity Funds, Inc. (SAI dated October 31, 2013)

American Century Target Maturities Trust (SAI dated February 1, 2014)

American Century Variable Portfolios II, Inc. (SAI dated May 1, 2014)

Supplement dated August 1, 2014

Myron S. Scholes has resigned as director/trustee effective July 31, 2014.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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